UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 23, 2008

TOR Minerals International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF PRINCIPAL OFFICER.

On May 23, 2008, TOR Minerals International (the "Company") terminated Steven H. Parker as its Chief Financial Officer and Treasurer.  Also on May 23, 2008, Barbara Russell was appointed as Acting Chief Financial Officer.  Ms. Russell, age 55, had served as the Company's Controller since 1999.  Prior to joining the Company in 1997, she was Chief Executive Officer of the South Texas Lighthouse for the Blind.

A copy of the press release relating to this Item 5.02 Form 8-K is furnished as Exhibit 99.1 to this Current Report.  A copy of the press release is also available on the Company's website, www.torminerals.com, under the News tab.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibit Number Description 99.1 Press Release, dated May 27, 2008, announcing the termination of Steven H. Parker as Treasurer and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: May 27, 2008	/s/ OLAF KARASCH
Olaf Karasch President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 27, 2008, announcing the termination of Steven H. Parker as Treasurer and Chief Financial Officer.